UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2014
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, UT 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.

Nu Skin Enterprises, Inc. (the "Company") today released a letter to its customers in China, to outline voluntary measures the Company is taking in China to reassure relevant authorities, demonstrate commitment to its policies, and enhance the long-term stability of its operations. While the Company implements these measures, its existing sales force will continue to sell products to new and existing customers in China. The Company plans to provide an update regarding the status of these measures in connection with the Company's previously scheduled earnings release on Feb. 6.

A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of such information is not intended to, and does not, constitute a determination or admission by the Company as to the materiality of such information. Such information contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that represent the Company's current expectations and beliefs. Examples of these forward looking statements include, but are not limited to, statements relating to (1) our intent to provide additional training to our employees, (2) our intent to temporarily suspend business promotional meetings and acceptance of applications for any new sales people or direct sellers in China and (3) the planned extension of our product return policies in China. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed therein. We cannot, for example, provide assurances relating to the adequacy of these voluntary actions or their impact on our business or results of operations. For a detailed discussion of other risks and uncertainties relating to these forward looking statements, please see the documents filed by the Company with the Securities and Exchange Commission. The forward-looking statements set forth the Company's beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statements to reflect any change except as required by law.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits.

99.1            Letter dated January 21, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Ritch N. Wood
Ritch N. Wood
 Chief Financial Officer

Date:  January 21, 2014

EXHIBIT INDEX

Exhibit No.                                                                                    Exhibit Description
99.1	Letter dated January 21, 2014.